Exhibit 99.1

AMENDMENT NO. 3

to that certain

THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 3 (this “Amendment”), dated as of January 30, 2015, is by and among CAI INTERNATIONAL, INC., a Delaware corporation (“CAI”), CONTAINER APPLICATIONS LIMITED, a corporation organized under the laws of Barbados (“CAL” and, together with CAI, the “Borrowers”, and each, individually, a “Borrower”), BANK OF AMERICA, N.A., (“Bank of America”) and the other lending institutions from time to time party to the Credit Agreement referred to below (collectively, the “Lenders”), Bank of America, as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, MUFG UNION BANK, N.A. and WELLS FARGO BANK, N.A., as syndication agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, MUFG UNION BANK, N.A. and WELLS FARGO SECURITIES, LLC, as joint lead arrangers and book managers, and BANK OF MONTREAL (CHICAGO BRANCH), JPMORGAN CHASE BANK, N.A. and SANTANDER BANK, N.A. as co-agents.  Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement referred to below.

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Revolving Credit Agreement, dated as of March 15, 2013 (as amended and as may be further amended, restated, amended and restated, supplemented and otherwise in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrowers; and

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have agreed to amend certain of the terms and provisions of the Credit Agreement as set forth herein subject to the conditions set forth below;

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.            Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in §3 below, the Credit Agreement is hereby amended as follows:

 (a)        Section 1.1 of the Credit Agreement is amended by replacing the definition of Applicable Margin with the following:
Applicable Margin.             The following percentages per annum, based upon the ratio of Consolidated Funded Debt to Consolidated Tangible Net Worth as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to §8.4(c):

Level	Ratio of Consolidated Funded Debt to Consolidated Tangible Net Worth	Eurodollar Rate Loans / Letter of Credit Fees	Base Rate Loans	Commitment Fee
I	≥ 3.5x	2.00%	1.00%	0.35%
II	< 3.5x and ≥ 3.0x	1.75%	0.75%	0.30%
III	< 3.0x and ≥ 2.50x	1.50%	0.50%	0.25%
IV	< 2.50x	1.25%	0.25%	0.20%
Any increase or decrease in the Applicable Margin resulting from a change in the ratio of Consolidated Funded Debt to Consolidated Tangible Net Worth shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to §8.4(c); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Level I shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.  The Applicable Margin in effect from the Third Amendment Effective Date through the date of delivery of the Compliance Certificate for the period ending March 31, 2015 (pursuant to §8.4(c)), with the financial statements to be delivered pursuant to §8.4(a), shall initially be set at Level II and in any event shall be no lower than Level II.

Notwithstanding the foregoing to the contrary, in the event either the Borrowers or the Administrative Agent determines, in good faith, that the calculation of the ratio of Consolidated Funded Debt to Consolidated Tangible Net Worth on which the Applicable Margin for any particular period was determined is inaccurate and, as a consequence thereof, the Applicable Margin was lower or higher than it should have been, (i) the Borrowers shall promptly deliver (but in any event within ten (10) Business Days after the Borrowers discover such inaccuracy or the Borrowers are notified by the Administrative Agent of such inaccuracy, as the case may be) to the Administrative Agent correct financial statements for such period (and if such financial statements are not accurately restated and delivered within thirty (30) days after the first discovery of such inaccuracy by the Borrowers or such notice, as the case may be, and the Applicable Margin was lower than it should have been, then Level I shall apply retroactively for such period until such time as the correct financial statements are delivered and, upon the delivery of such corrected financial statements, thereafter the corrected Level shall apply for such period), (ii) the Administrative Agent shall determine and notify the Borrowers of the amount of interest that would have been due in respect of outstanding Obligations, if any, during such period had the Applicable Margin been calculated based on the correct ratio of Consolidated Funded Debt to Consolidated Tangible Net Worth (or, to the extent applicable, the Level I Applicable Margin if such corrected financial statements were not delivered as provided herein) and (iii) the applicable Borrower shall promptly pay to the Administrative Agent the difference, if any, between that amount and the amount actually paid in respect of such period.  The foregoing notwithstanding shall in no way limit the rights of the Administrative Agent or the Lenders to exercise their rights to impose the rate of interest applicable during an Event of Default as provided herein.

(b)        Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of Base Rate with the following:

Base Rate. For any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Eurodollar Rate plus 1.00%; and if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

(c)        Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of Eurodollar Rate with the following:

Eurodollar Rate.

 (a)        for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement; and

 (b)        for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day;

provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

(d)        Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of Maturity Date with the following:
Maturity Date.  March 15, 2020.
(e)        Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of Responsible Officer with the following:
Responsible Officer. The chief executive officer, president or chief financial officer of any Borrower and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designed in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent.  Any document delivered hereunder that is signed by a Responsible Officer of any Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the applicable Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of the applicable Borrower.

(f)         Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of Swing Line Loan Notice with the following:

Swing Line Loan Notice. A notice of a Swing Line Borrowing pursuant to §2.10.2, which, if in writing, shall be substantially in the form of Exhibit F or such other form as approved by the Administrative Agent (including any form of an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

(g)        Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order therefor:

Notice of Loan Prepayment. A notice of prepayment with respect to a Revolving Credit Loan or a Swing Line Loan, which shall be in a form approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer.

Third Amendment Effective Date.  January 30, 2015, the date on which Amendment No. 3 to the Credit Agreement became effective.

(h)        Section 2.6 of the Credit Agreement is hereby replaced in its entirety with the following:

2.6.      Requests for Revolving Credit Loans.  Each Borrower shall give to the Administrative Agent written notice in the form of Exhibit C hereto (or telephonic notice confirmed in a writing in the form of Exhibit C hereto or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower) of each Revolving Credit Loan requested hereunder (a “Loan Request”) not later than 2:00 p.m. (eastern time) no less than (a) two (2) Business Days prior to the proposed Drawdown Date of any Base Rate Loan and (b) four (4) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan.  Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Interest Period for such Revolving Credit Loan and (iv) the Type of such Revolving Credit Loan.  Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Lenders thereof.  Each Loan Request shall be irrevocable and binding on the applicable Borrower and shall obligate such Borrower to accept the Revolving Credit Loan requested from the Lenders on the proposed Drawdown Date.  Each Loan Request relating to a Base Rate Loan shall be in a minimum aggregate amount of $500,000 and each Loan Request relating to a Eurodollar Rate Loan shall be in a minimum aggregate amount of $1,000,000.

(i)         Section 2.10.2 of the Credit Agreement is hereby replaced in its entirety with the following:

2.10.2. Borrowing Procedure.  Each Swing Line Borrowing shall be made upon any Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) by a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice. Each Swing Line Loan Notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day.  Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of such Borrower.  Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof.  Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of §2.10.1, or (B) that one or more of the applicable conditions specified in §§11 and 12 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to such Borrower.

(j)         Section 3.3 of the Credit Agreement is hereby replaced in its entirety with the following:

3.3.      Optional Repayments of Revolving Credit Loans and Swing Line Loans.

(a)     Each of the Borrowers shall have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount of any Eurodollar Rate Loans pursuant to this §3.3 may be made only on the last day of the Interest Period relating thereto unless breakage costs incurred by the relevant Lenders in connection therewith are paid by the Borrowers in accordance with §5.9.  The Borrowers shall give the Administrative Agent a Notice of Loan Prepayment no later than 10:00 a.m., eastern time, at least two (2) Business Days’ prior to any proposed prepayment pursuant to this §3.3 of Base Rate Loans, and four (4) Eurodollar Business Days’ prior to any proposed prepayment pursuant to this §3.3 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of relevant Revolving Credit Loans, the principal amount to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Periods of such Revolving Credit Loans.  Each such partial prepayment of the applicable Revolving Credit Loans shall be in a principal amount of at least $200,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the applicable Borrowers, first, to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans, at the Administrative Agent’s option.  Each partial prepayment shall be allocated among the applicable Lenders, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Lender's applicable Revolving Credit Loans, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

(b)     Each of the Borrowers may, upon delivery of a Notice of Loan Prepayment to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such Notice of Loan Prepayment must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000.  Each such Notice of Loan Prepayment shall specify the date and amount of such prepayment.  If such Notice of Loan Prepayment is given by any Borrower, such Borrower shall make such prepayment and the payment amount specified in such Notice of Loan Prepayment shall be due and payable on the date specified therein.

(k)        Section 5.2.2(e) of the Credit Agreement is hereby amended to insert after subsection (e)(iii) the following:

(iv)    For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Amendment, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) both the Revolving Credit Loan the Swingline Loan as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(l)          Section 7.27 of the Credit Agreement is hereby replaced in its entirety with the following:

7.27.    OFAC. Neither CAI, nor any of its Subsidiaries, nor, to the knowledge of CAI and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is (i) currently the subject of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals, Her Majesty’s Treasury’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction.

(m)        the Credit Agreement is hereby amended to include the following new Section 7.28:

7.28.    Anti-Corruption Laws. The Borrowers and their Subsidiaries have (i) conducted their businesses in compliance with applicable anti-corruption laws, including the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions in which the Borrowers and their Subsidiaries conduct business and (ii) instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

(n)        the Credit Agreement is hereby amended to include the following new Section 8.20:

8.20.    Anti-Corruption Laws. The Borrowers and their Subsidiaries shall (i) conduct their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions and (ii) maintain policies and procedures designed to promote and achieve compliance with such laws.

(o)        the Credit Agreement is hereby amended to include the following new Section 9.15:

9.15.    Anti-Corruption Laws. The Borrowers and their Subsidiaries shall not directly or indirectly use the proceeds of any L/C Borrowing or Revolving Credit Loan for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions.

(p)        Section 13.4 of the Credit Agreement is hereby replaced in its entirety with the following:

13.4.    Distribution of Collateral Proceeds. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Administrative Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of any of the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

 (a)         First, to the payment of, or (as the case may be) the reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Administrative Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

 (b)        Second, to all other Obligations (including without limitation Obligations of each Borrower and its Subsidiaries to any Secured Party with respect to Interest Rate Protection Agreements, Swap Contracts and Cash Management Agreements); provided that distributions shall be made (A) with respect to any fees owing to the Administrative Agent and the Lenders, ratably among the Administrative Agent and any Lenders to which such fees are owed, and (B) with respect to each type of other Obligations owing to the Lenders such as interest, principal, fees and expenses and amounts owing under Interest Rate Protection Agreements and Swap Agreements, ratably among the Lenders, and (C) otherwise in such order or preference as the Required Lenders may determine.  In determining “Obligations” for purposes of clauses (A) and (B), the Administrative Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;
 (c)        Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lenders, Secured Parties and the Administrative Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to §9-608(a)(1)(C) or 9‑615(a)(3) of the Uniform Commercial Code of the State of New York; and
 (d)        Fourth, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.
(q)        Section 15.1.6 of the Credit Agreement is hereby replaced in its entirety with the following:

15.1.6. Electronic Execution of Assignments.    The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Loan Requests, Swingline Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

(r)         Schedule 1 attached to this Amendment shall replace the Schedule 1 attached to the Credit Agreement simultaneously with the Amendment Effective Date.

§2.            Representations and Warranties.  As of the Amendment Effective Date (as defined below), CAI (for itself and each of its Subsidiaries) and CAL (for itself) represents and warrants to the Lenders and the Administrative Agent as follows:

(a)            Representations and Warranties in Credit Agreement.  The representations and warranties of the Borrowers contained in the Credit Agreement were true and correct in all material respects when made, and continue to be true and correct in all material respects (or, in the case of any such representation or warranty that is qualified as to materiality or Material Adverse Effect, true and correct in all respects) on such Amendment Effective Date.

(b)            Authority, Etc.  The execution and delivery by each of the Borrowers of this Amendment and the performance by each of the Borrowers of all of its respective agreements and obligations of this Amendment and the other documents delivered in connection therewith (collectively, the “Amendment Documents”), the Credit Agreement as amended hereby and the other Loan Documents (i) are within the corporate or company authority of such Borrower, (ii) have been duly authorized by all necessary corporate or company proceedings by such Borrower, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower, (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, such Borrower, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

(c)            Enforceability of Obligations. The Amendment Documents, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms.

(d)            No Default.  Immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

§3.           Conditions to Effectiveness.  The amendments provided for in §1 of this Amendment shall take effect upon satisfaction of the following conditions (the “Amendment Effective Date”):

(i)	Execution and delivery of this Amendment by the Borrowers, Guarantors, each of the Lenders and the Administrative Agent.

(ii)
There shall not have occurred (a) a Material Adverse Effect (as defined in the Credit Agreement) since December 31, 2013 or (b) a material adverse change in the facts and information regarding the Borrowers and Guarantors as represented to date.

(iii)
The absence of any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding) that could have a Material Adverse Effect.

(iv)
The Administrative Agent shall have received satisfactory opinions of US and Barbados counsel to the Borrowers and the Guarantors and such corporate resolutions, certificates, lien search results and other documents as the Administrative Agent shall reasonably require. The Administrative Agent shall have received, in form and substance reasonably satisfactory to it, all such reports, audits or certifications as it may reasonably request.

(v)
The Administrative Agent shall have received from the Borrower a certificate of each Loan Party dated as of the Amendment Effective Date signed by a Responsible Officer of such Loan Party as required pursuant to Section 2.11.5 of the Credit Agreement.  The applicable Borrower shall prepay any Revolving Credit Loans outstanding on the Amendment Effective Date (and pay any additional amounts required pursuant to §5.9 of the Credit Agreement) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Commitment Percentages.

(vi)	All fees and expenses associated with the Amendment and the transactions contemplated hereby shall have been paid in full.

§4.            Satisfaction of Conditions.  Without limiting the generality of the foregoing §3, for purposes of determining compliance with the conditions specified in §3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

§5.            Miscellaneous Provisions.  This Amendment shall constitute one of the Loan Documents referred to in the Credit Agreement.  Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same.  It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.  Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Lenders or the Administrative Agent to grant any similar or other future amendment of any of the terms and conditions of the Credit Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Administrative Agent under the Credit Agreement or the other Loan Documents.  THIS AMENDMENT SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401)).  This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.  In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.  Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  The Borrowers hereby agree to pay to the Administrative Agent on demand all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees and disbursements of the Administrative Agent’s Special Counsel, currently Morgan, Lewis & Bockius LLP).

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement as of the date first written above.

CAI INTERNATIONAL, INC.

By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

CONTAINER APPLICATIONS LIMITED

By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

Acknowledgement of Guarantors:

SKY CONTAINER TRADING, INC.

By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

CAI RAIL, INC.

By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

CONTAINER APPLICATIONS INTERNATIONAL (U.K.) LIMITED

By:	/s/ Daniel J. Hallahan
Name: Daniel J. Hallahan
Title: Directors

CONTAINER APPLICATIONS INTERNATIONAL, LTD.

By:	/s/ Hiroshi Nagato
Name: Hiroshi Nagato
Title: Director

CONTAINER APPLICATIONS (MALAYSIA) SDN BDH

By:	/s/ Tan Swee Hong
Name: Tan Swee Hong
Title: Director

SKY CONTAINER TRADING LIMITED

By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Director

CAI CONSENT SWEDEN AB

By:	/s/ Daniel J. Hanllhan
Name: Daniel J. Hallahan
Title: Managing Director

CAI INTERNATIONAL GMBH

By:	/s/ Daniel J. Hanllhan
Name: Daniel J. Hallahan
Title: Managing Director

Lenders and Administrative Agent:

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Malie Douglos
Name: Malie Douglos
Title: Sr. Vice President

BANK OF AMERICA, N.A., as Lender,
Swing Line Lender and L/C Issuer

By:	/s/ Malie Douglos
Name: Malie Douglos
Title: Sr. Vice President

MUFG UNION BANK, N.A.,
as a Lender

By:	/s/ Henry G. Montgomery
Name: Henry G. Montgomery
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Greg Williamson
Name: Greg Williamson
Title: Vice President

JPMORGAN CHASE BANK, NA,
as a Lender

By:	/s/ Hector J. Varona
Name: Hector J. Varona
Title: Vice President

BANK OF MONTREAL (CHICAGO BRANCH),
as a Lender

By:	/s/ Catherine Blaesing
Name: Catherine Blaesing
Title: Director

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ William Maag
Name: William Maag
Title: Managing Directors

COMPASS BANK,
as a Lender

By:	/s/ James Hatter
Name: James Hatter
Title: San Francisco Market President

CRÉDIT INDUSTRIEL ET COMMERCIAL,
as a Lender

By:	/s/ Adrienne Molloy
Name: Adrienne Molloy
Title: Managing Director

By:	/s/ Andrew McKuin
Name: Andrew McKuin
Title: Managing Director

DBS BANK LTD.,
as a Lender

By:	/s/ Rose Park
Name: Rose Park
Title: Portfolio Director

CALIFORNIA BANK & TRUST,
as a Lender

By:	/s/ Thomas C. Paton, Jr.
Name: Thomas C. Paton, Jr.
Title: Senior Vice President & Manager

HSBC BANK USA, N.A.,
as a Lender

By:	/s/ Tuan Nguyen
Name: Tuan Nguyen
Title: VP

SUNTRUST BANK,
as a Lender

By:	/s/ Chris Hursey
Name: Chris Hursey
Title: Director

CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION,
as a Lender

By:	/s/ Jeanine Smith
Name: Jeanine Smith
Title: Vice President

COMERICA BANK,
as a Lender

By:	/s/ Bill G. Burke
Name: Bill G. Burke
Title: Vice President

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Brian R. Jones
Name: Brian R. Jones
Title: Senior Vice President

COLUMBIA STATE BANK,
as a Lender

By:	/s/ Kevin N. Meabon
Name: Kevin N. Meabon
Title: Senior Vice President

AMERICAN SAVINGS BANK, F.S.B.,
as a Lender

By:	/s/ Rian DuBach
Name: Rian DuBach
Title: Vice President

Schedule 1 (Lenders and Commitments)

LENDER; DOMESTIC LENDING OFFICE; EURODOLLAR LENDING OFFICE	Revolver Commitment	Revolver Commitment Percentage

BANK OF AMERICA, N.A. 100 Federal Street Boston, MA 02110 Telephone: (617) 434-8873 Telecopier: (804) 266-1129 Attn: Irene Bertozzi Bartenstein, Director	$115,000,000.00	14.838709677%
MUFG UNION BANK, N.A. 200 Pringle Avenue, Suite 500 Walnut Creek, CA 94596 Telephone: (925) 947-2429 Telecopier: (925) 943-7442 Attn: Buddy Montgomery, Vice President	$100,000,000.00	12.903225806%
WELLS FARGO BANK, NATIONAL ASSOCIATION 301 S. Tryon Str. Bldg T, 7th Floor MAC D1130-072 Charlotte, NC 28226 Telephone: (704) 410-2456 Telecopier: (704) 383-6036 Attn: Jerri Kallam, Director	$100,000,000.00	12.903225806%
BANK OF MONTREAL (CHICAGO BRANCH) 115 South LaSalle - 12th Floor Chicago, IL 60603 Telephone: (312) 461-7519 Telecopier: (312) 765-8353 Attn: Bob Bomben, Director	$70,000,000.00	9.032258064%
JPMORGAN CHASE BANK, N.A. 10 South Dearborn ILI-010 Chicago, IL 60603 Telephone: (312) 732-1526 Attn: Andrew Stollfuss, Executive Director	$60,000,000.00	7.741935483%
SANTANDER BANK 75 State Street MA1-SST-04-12 Boston, MA 02109 Telephone: (617) 757-5799 Attn: Daniel O’Connor, Managing Director	$50,000,000.00	6.451612903%

LENDER; DOMESTIC LENDING OFFICE; EURODOLLAR LENDING OFFICE	Revolver Commitment	Revolver Commitment Percentage

COMPASS BANK 2536 N. Main Street Walnut Creek, CA 94597 Telephone: (925) 948-0929 Telecopier: (925) 948-0927 Attn: Mark Sunderland, Corporate Relationship Manager V	$30,000,000.00	3.870967741%
CRÉDIT INDUSTRIEL ET COMMERCIAL 520 Madison Avenue 37th Floor New York, NY 10022 Telephone: (212) 715-4605 Telecopier: (212) 715-4535 Attn: Adrienne Molloy, Managing Director	$30,000,000.00	3.870967741%
DBS BANK LTD., LOS ANGELES AGENCY 725 South Figueroa Street Suite 2000 Los Angeles, CA 90017 Telephone: (213) 627-0222 Telecopier: (213) 627-0228 Attn: John Quick, Senior Relationship Manager	$30,000,000.00	3.870967741%
CALIFORNIA BANK & TRUST 401 West Whittier Boulevard Suite 200 La Habra, CA 90631 Telephone: (650) 294-2025 Telecopier: (650) 294-2029 Attn: Thomas C. Paton, Senior Vice President	$30,000,000.00	3.870967741%
HSBC BANK USA, N.A. 452 Fifth Ave. New York, NY 10018 Telephone: (415) 288-7765 Telecopier: (415) 678-3054 Attn: Phong T. Nguyen, Vice President, Relationship Manager	$30,000,000.00	3.870967741%
SUNTRUST BANK 3333 Peachtree Road NE 8th Floor Atlanta, GA 30326 Telephone: (404) 439-7395 Telecopier: (404) 439-7409 Attn: Robert H. Anderson, Managing Director	$30,000,000.00	3.870967741%

LENDER; DOMESTIC LENDING OFFICE; EURODOLLAR LENDING OFFICE	Revolver Commitment	Revolver Commitment Percentage

CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION 555 South Flower Street 24th Floor Los Angeles, CA 90071 Telephone: (213) 673-9012 Telecopier: (213) 673-9801 Attn: Jeanine Smith, Vice President	$25,000,000.00	3.225806451%
COMERICA BANK Two Embarcadero Center Suite 300 San Francisco, CA 94111 Telephone: (415) 477-3271 Telecopier: (415) 477-3270 Attn: Carl R. Barkow, Vice President	$25,000,000.00	3.225806451%
BRANCH BANKING AND TRUST COMPANY 200 W Second St. 16th Floor Winston Salem, NC 27101 Telephone: (336) 733-2723 Telecopier: (336) 733-2740 Attn: Brian Jones, Vice President	$20,000,000.00	2.580645161%
COLUMBIA STATE BANK 719 2nd Avenue Suite 500 Seattle, WA 98104 Telephone: (206) 223-4547 Telecopier: (206) 223-4540 Attn: Kevin Meabon, Vice President	$20,000,000.00	2.580645161%
AMERICAN SAVINGS BANK, F.S.B. 1001 Bishop Street 25th Floor Honolulu, HI 96813 Telephone: (808) 872-4925 Telecopier: (808) 536-1169 Attn: Rian DuBach, Vice President	$10,000,000.00	1.290322580%
TOTAL	$775,000,000.00	100.000000000%